BlackRock Advantage U.S. Total Market Fund, Inc.

BlackRock Funds VI

BlackRock CoreAlpha Bond Fund

Managed Account Series II

BlackRock U.S. Mortgage Portfolio

(each, a “Fund” and collectively, the “Funds”)

Supplement dated August 6, 2018 to the Investor A Shares Prospectus of each Fund (each, a “Prospectus”)

The following is added after the bulleted list in the first paragraph in the section entitled “Account Information—Details About the Share Classes—Other Front-End Sales Charge Waivers”:

In addition, a sales charge waiver may be available for investors exchanging Investor P Shares of another BlackRock Fund for Investor A Shares of the Fund through an intermediary-processed exchange, provided that the investor had previously paid a sales charge with respect to such shares.

Shareholders should retain this Supplement for future reference.

PRO-INVA-AI-0818SUP2